INCOME TAXES - Summary of effect of tax holiday (Detail) - CNY (¥) ¥ / shares in Units, ¥ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Tax saving amount due to HNTE status	¥ 145,694
Tax saving amount due to Software enterprise	1,152	¥ 28,131	¥ 7,527
Tax expense amount due to other jurisdiction	¥ (7,405)	¥ (1,690)	¥ (17,405)
Income (loss) per share effect-basic and diluted	¥ 0.65	¥ 0.12	¥ (0.05)